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                                                                    Exhibit 24.3
                          REPUBLIC NEW YORK CAPITAL IV

                            FORM OF POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Administrative Trustee of Republic New York Capital IV (the "Trust"), a Delaware statutory business trust, hereby constitutes and appoints each of Walter H. Weiner and William F. Rosenblum, Jr., his true and lawful attorney and agent, in the name and on behalf of the undersigned, with full power to act alone, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Trust to file, in electronic form, a Registration Statement pursuant to Rule 415 under the Securities Act of 1933 on Form S-3 to register preferred securities in the aggregate principal amount or having proceeds up to $1,000,0000,000 (or the equivalent in foreign denominated currencies or composite currencies, determined at the date of issuance) (the "Securities") of the Trust in connection with a public offering of the Securities on a delayed or continuos basis and to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, including the power and authority to sign the name of the undersigned in his capacity as Administrative Trustee of the Trust (including the power to affix the undersigned's signature in typed form as required by Rule 499(d)(2) of the Securities Act of 1933, as amended) to the Registration Statement to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto, HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November, 1997.


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